Exhibit 99.1

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Profit or Loss	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Equity	5

Consolidated Statements of Cash Flows	6-9

Notes to Interim Consolidated Financial Statements	10-19

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,			December 31,
	2021	2020		2020
	Unaudited			Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$126,382	$78,742		$59,387
Financial assets at fair value through profit or loss	99,017	—		97,903
Rents and other receivables, net	6,203	2,584		6,701
Prepaid expenses and other assets	3,567	12,791		3,475
Restricted cash	2,556	1,956		1,731
	237,725	96,073		169,197
Investment property held for sale	150,500	—		—
	388,225	96,073		169,197
NON-CURRENT ASSETS
Investment properties	1,414,888	1,064,879		1,601,933
Property plant and equipment - hotels, net	134,770	—		136,262
Goodwill	16,342	—		16,342
Investment in joint ventures	216,995	225,052		215,955
Financial assets at fair value through profit or loss	—	90,654		—
Restricted cash	23,229	10,306		12,253
	1,806,224	1,390,891		1,982,745
Total assets	$2,194,449	$1,486,964		$2,151,942
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes and bond payable, net	$145,565	$24,255	*)	$111,447
Debentures, net	97,864	56,013		60,399
Accounts payable and accrued liabilities	25,057	15,003		23,054
Due to affiliates	1,477	2,430		3,045
Distribution payable to Owner	—	—		11,758
Other liabilities	30,086	14,631		19,144
Lease obligation	360	—		360
Series A Cumulative Convertible Redeemable Preferred Stock	15,233	—		—
	315,642	112,332		229,207
Note payable related to property held for sale, net	98,066	—		—
	413,708	112,332		229,207
LONG-TERM LIABILITIES
Notes and bond payable, net	609,464	455,231	*)	730,665
Debentures, net	171,197	181,203		196,557
Lease obligation	8,958	—		8,914
Rental security deposits	6,810	4,269		5,719
Series A Cumulative Convertible Redeemable Preferred Stock	—	15,233		15,233
	796,429	655,936		957,088
Total liabilities	1,210,137	768,268		1,186,295
EQUITY
Owner's net equity	949,057	703,122		929,770
Non-controlling interests	35,255	15,574		35,877
Total equity	984,312	718,696		965,647
Total liabilities and equity	$2,194,449	$1,486,964		$2,151,942
*) Retrospective application, see Note 2b.
The accompanying notes are an integral part of the interim consolidated financial statements.

August 5, 2021	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$60,521	$40,122	$30,346	$20,114	$93,107
Tenant reimbursements	6,705	5,029	3,435	2,497	10,171
Hotel revenues	12,424	—	9,849	—	3,718
Other operating income	1,173	946	620	399	1,927
Total revenues and other income	80,823	46,097	44,250	23,010	108,923

Expenses:
Operating, maintenance, and management fees	(22,471)	(15,118)	(11,289)	(7,351)	(36,091)
Real estate taxes and insurance	(10,688)	(6,779)	(5,399)	(3,351)	(15,702)
Hotel expenses	(9,231)	—	(5,841)	—	(3,836)
Total expenses	(42,390)	(21,897)	(22,529)	(10,702)	(55,629)
Gross profit	38,433	24,200	21,721	12,308	53,294

Fair value adjustment of investment properties, net	(6,822)	(24,206)	(15,456)	(1,491)	(24,214)
Depreciation	(1,525)	—	(787)	—	(832)
Equity in (loss) income of unconsolidated joint ventures	(3,002)	(5,317)	57	(6,619)	(29,593)
Asset management fees to affiliate	(7,380)	(4,441)	(3,528)	(2,335)	(9,982)
General and administrative expenses	(2,134)	(1,564)	(1,495)	(991)	(3,590)
Operating profit (loss)	17,570	(11,328)	512	872	(14,917)

Transaction and related costs	—	—	—	—	(6,018)
Finance income	94	248	49	6	318
Finance income from financial assets at fair value through profit or (loss)	19,058	(12,688)	5,552	12,235	(6,435)
Finance expenses	(21,072)	(13,379)	(10,909)	(6,218)	(30,126)
Gain on extinguishment of debt	13	—	13	—	415
Foreign currency transaction adjustments, net	2,839	12,783	(5,507)	(2,213)	(2,912)
Net income (loss)	$18,502	$(24,364)	$(10,290)	$4,682	$(59,675)

Net income (loss) attributable to owner	$19,287	$(23,732)	$(10,425)	$4,919	$(63,293)
Net (loss) income attributable to non-controlling interests	(785)	(632)	135	(237)	3,618
Net income (loss)	$18,502	$(24,364)	$(10,290)	$4,682	$(59,675)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Net income (loss)	$18,502	$(24,364)	$(10,290)	$4,682	$(59,675)
Total comprehensive income (loss)	$18,502	$(24,364)	$(10,290)	$4,682	$(59,675)

Total comprehensive income (loss) attributable to owner	$19,287	$(23,732)	$(10,425)	$4,919	$(63,293)
Total comprehensive (loss) income attributable to non-controlling interests	(785)	(632)	135	(237)	3,618
Total comprehensive income (loss)	$18,502	$(24,364)	$(10,290)	$4,682	$(59,675)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2021	$693,554	$194,585	$41,631	$929,770	$35,877	$965,647
Net income (loss)	—	19,287	—	19,287	(785)	18,502
Total comprehensive income (loss)	—	19,287	—	19,287	(785)	18,502
Non-controlling interest contributions	—	—	—	—	163	163
Balance at June 30, 2021	$693,554	$213,872	$41,631	$949,057	$35,255	$984,312

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2020	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948
Net loss	—	(23,732)	—	(23,732)	(632)	(24,364)
Total comprehensive loss	—	(23,732)	—	(23,732)	(632)	(24,364)
Non-controlling interest contributions	—	—	—	—	112	112
Balance at June 30, 2020	$413,087	$248,404	$41,631	$703,122	$15,574	$718,696

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at April 1, 2021	$693,554	$224,297	$41,631	$959,482	$34,977	$994,459
Net (loss) income	—	(10,425)	—	(10,425)	135	(10,290)
Total comprehensive (loss) income	—	(10,425)	—	(10,425)	135	(10,290)
Non-controlling interest contributions	—	—	—	—	143	143
Balance at June 30, 2021	$693,554	$213,872	$41,631	$949,057	$35,255	$984,312

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at April 1, 2020	$413,087	$243,485	$41,631	$698,203	$15,811	$714,014
Net income (loss)	—	4,919	—	4,919	(237)	4,682
Total comprehensive income (loss)	—	4,919	—	4,919	(237)	4,682
Balance at June 30, 2020	$413,087	$248,404	$41,631	$703,122	$15,574	$718,696

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance at January 1, 2020	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948
Net (loss) income	—	(63,293)	—	(63,293)	3,618	(59,675)
Total comprehensive (loss) income	—	(63,293)	—	(63,293)	3,618	(59,675)
Contributions from Owner	280,467	—	—	280,467	12,325	292,792
Dividends declared to Owner	—	(14,258)	—	(14,258)	—	(14,258)
Non-controlling interests contributions	—	—	—	—	3,868	3,868
Distributions to non-controlling interests	—	—	—	—	(28)	(28)
Balance at December 31, 2020	$693,554	$194,585	$41,631	$929,770	$35,877	$965,647

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net income (loss)	$18,502	$(24,364)	$(10,290)	$4,682	$(59,675)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in loss (income) of unconsolidated joint ventures	3,002	5,317	(57)	6,619	29,593
Fair value adjustment on investment properties, net	6,822	24,206	15,456	1,491	24,214
Depreciation	1,525	—	787	—	832
Transaction and related costs	—	—	—	—	6,018
Gain on extinguishment of debt	(13)	—	(13)	—	(415)
Deferred rent	(1,378)	(1,550)	(167)	(579)	(3,918)
Bad debt expense	1,697	751	947	553	2,306
Financing expense	21,072	13,379	10,885	6,218	30,142
Financing income	(94)	(248)	(49)	(6)	(318)
Finance (income) loss from financial assets at fair value through profit or loss	(19,058)	12,688	(5,552)	(12,235)	6,435
Foreign currency transaction (gain) loss, net	(2,839)	(12,783)	5,507	2,213	2,912
	29,238	17,396	17,454	8,956	38,126
Changes in assets and liabilities:
Restricted cash	(1,274)	(1,284)	(2,066)	(1,145)	690
Rents and other receivables	(1,383)	(403)	(1,440)	(190)	(3,264)
Prepaid expenses and other assets	(65)	(9)	1,668	823	637
Accounts payable and accrued liabilities	(1,431)	(302)	2,325	1,923	(3,128)
Rental security deposits	1,091	(76)	1,028	(47)	(93)
Due to affiliates	(1,604)	2,430	(3,856)	464	201
Other liabilities	(522)	(47)	(577)	(874)	650
Lease incentive additions	900	(1,086)	1,384	(419)	(2,014)
	(4,288)	(777)	(1,534)	535	(6,321)
Net cash provided by operating activities	24,950	16,619	15,920	9,491	31,805
Cash Flows from Investing Activities:
Acquisitions of investment properties	(4,117)	(17,249)	(2,080)	(17,249)	(19,312)
Acquisition of BPT *)	—	—	—	—	403
POSOR II merger **)	—	—	—	—	3,717
Improvements to investment properties	(9,256)	(13,739)	(4,467)	(5,072)	(25,048)
Proceeds from sales of investment properties, net	49,662	—	49,496	—	332
Additions to property plant and equipment - hotels	(33)	—	(27)	—	(94)
Investment in unconsolidated joint venture	(4,026)	(433)	(2,846)	(202)	(12,620)
Investments in financial assets at fair value through profit or loss, net	—	(21,283)	—	(4,494)	(35,971)
Distribution from financial assets at fair value through profit or loss, net	—	1,225	—	—	1,370
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	14,439	10,964	—	3,115	10,964
Purchase of interest rate cap	(18)	(6)	—	—	(16)
Proceeds from disposition of foreign currency collars	—	—	—	—	14,125
Interest income received	95	243	49	34	316
Dividend income received from financial assets at fair value through profit or loss	3,688	2,479	745	1,006	6,214
Restricted cash (deposited) used for capital expenditures	(4,052)	—	15	—	—
Net cash provided by (used in) investing activities	46,382	(37,799)	40,885	(22,862)	(55,620)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	$157,246	$101,893	$60,121	$12,000	$112,480
Principal payments on notes and bond payable	(131,672)	(57,149)	(70,372)	(329)	(70,649)
Payments of deferred financing costs	(2,133)	(2,452)	(1,079)	(150)	(2,570)
Interest paid	(17,968)	(11,754)	(6,520)	(3,431)	(24,528)
(Contribution) release of restricted cash for debt service obligations	(358)	1,011	—	—	1,011
Non-controlling interests contributions	163	112	143	—	844
Distributions to non-controlling interests	—	—	—	—	(28)
Dividends to Owner	(11,758)	—	(10,608)	—	(2,500)
Other financing proceeds, net	2,367	—	—	—	—
Net cash (used in) provided by financing activities	(4,113)	31,661	(28,315)	8,090	14,060
Effect of exchange rate changes on cash and cash equivalents	(224)	(117)	1,411	258	764
Net increase (decrease) in cash and cash equivalents	66,995	10,364	29,901	(5,023)	(8,991)
Cash and cash equivalents, beginning of period	59,387	68,378	98,481	83,765	68,378
Cash and cash equivalents, end of period	$126,382	$78,742	$128,382	$78,742	$59,387

Supplemental Disclosure of Noncash Activities:

Accrual improvements to real estate	$6,075	$2,175	$6,075	$2,175	$2,733
Distribution payable to Owner	$—	$—	$—	$—	$11,758

*)    Assets and liabilities assumed or eliminated in connection with Battery Point Trust acquisition:

Rents and other receivables	$—	$—	$—	$—	$17
Prepaid expenses and other assets	—	—	—	—	4
Investment property	—	—	—	—	56,148
Financial assets at fair value through profit or loss	—	—	—	—	(16,000)
Notes payable	—	—	—	—	(36,003)
Accounts payable and accrued liabilities	—	—	—	—	(344)
Due to Owner	—	—	—	—	(721)
Other liabilities	—	—	—	—	(480)
Non-controlling interests	—	—	—	—	(3,024)
Cash assumed in connection with Battery Point Trust acquisition	$—	$—	$—	$—	$(403)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

**)    Assets and liabilities assumed in connection with POSOR II merger:

Rents and other receivables	$—	$—	$—	$—	$2,567
Prepaid expenses and other assets	—	—	—	—	3,341
Investment property	—	—	—	—	465,908
Property plant and equipment - hotels, net	—	—	—	—	137,000
Investment in joint ventures	—	—	—	—	3,150
Financial assets at fair value through profit or loss	—	—	—	—	6,271
Restricted cash	—	—	—	—	3,243
Goodwill	—	—	—	—	16,342
Notes payable	—	—	—	—	(328,203)
Accounts payable and accrued liabilities	—	—	—	—	(9,926)
Due to Owner	—	—	—	—	(2,123)
Lease obligation	—	—	—	—	(9,258)
Other liabilities	—	—	—	—	(3,788)
Rental security deposits	—	—	—	—	(1,467)
Owner's net equity	—	—	—	—	(280,467)
Non-controlling interests	—	—	—	—	(12,325)
Transaction and related costs	—	—	—	—	6,018
Cash assumed in connection with POSOR II merger	$—	$—	$—	$—	$(3,717)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1:    GENERAL INFORMATION

a.    These financial statements have been prepared in a condensed format as of June 30, 2021 and for the six and three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2020 and for the year then ended and the accompanying notes ("annual financial statements").

b.    The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate equity securities. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. Prior to November 2019, the Company had only one segment. The Company started recognizing three reporting segments beginning October 2020 consisting of strategic opportunistic properties, single-family homes and hotels.

c.    The recent global outbreak of COVID-19 (more commonly known as the Coronavirus) has significantly disrupted economic markets and impacted commercial activity worldwide, including the US, and the prolonged economic impact is uncertain. Some economists and major investment banks have expressed concern that the continued spread of the virus globally will lead to a world-wide economic downturn. Customers and potential customers of the properties we own could be adversely affected by the disruption to business caused by the global outbreak of the Coronavirus. This could lead to similar negative impacts on our business. The Company's June 2021 rents were over 94% collected.

Because our property investments are located in the United States, COVID-19 has begun and will continue to impact our properties and operating results given its continued spread within the United States reduces occupancy, increases the cost of operation, results in limited hours or necessitates the closure of such properties. In addition, quarantines, states of emergencies and other measures taken to curb the spread of COVID-19 may negatively impact the ability of such properties to continue to obtain necessary goods and services or provide adequate staffing, which may also adversely affect our properties and operating results.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

a.    Basis of presentation of the consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements, except as described below:

b.    IAS 1 Presentation of Financial Statements: Amendments to classification of liabilities as current or non-current

The Company has elected to early adopt IAS 1, "Presentation of Financial Statement: Amendments to classification of liabilities as current or non-current." The adoption of the IAS 1 amendment on January 1, 2020, applied retrospectively, resulted in the reclassification of $242.1 million as of June 30, 2020 for notes and bond payable, net from current liabilities to long term liabilities as a result of the Company's analysis. Due to the amendment, the accounting policy of the company is:

a.Only the existing rights of the company at the end of the reporting period, will be used to determine if the Company has the right to exclude the obligation.

b.    The consideration and the discretion in the Company's ability to postpone the payment for period of 12 months from the report period.

c.    Disposal of liability can be done through transfer of cash but, also in capital instruments of the entity, assets or services.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES

110 William Joint Venture:

The Company does not attach the financial statements of Pacific Oak SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	June 30,			December 31,
	2021	2020		2020
	Unaudited			Audited
	U.S. dollars in thousands
Current assets	$16,125	$14,316		$16,914
Non-current assets (investment property)	501,293	531,840		503,559
Current liabilities	41,888	6,272	*)	4,024
Non-current liabilities	278,863	308,919	*)	316,827

Equity	196,667	230,965		199,622

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$103,387	$117,098		$103,835

*) As a result of the early adoption of the IAS 1 amendment, applied retrospectively, resulted in the reclassification of $308.4 million as of June 30, 2020 for the 110 William Street Mortgage Loans from current liabilities to long term liabilities.

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Revenues	$16,251	$16,451	$8,227	$8,517	$36,304
Gross profit	4,461	8,927	483	5,122	20,691
Operating profit (loss) *)	4,461	(11,213)	483	(14,878)	(34,274)
Net loss *)	(2,955)	(19,143)	(3,049)	(18,903)	(50,464)
Share of loss from joint venture (Based on the waterfall mechanism)	(448)	(7,822)	(922)	(8,098)	(21,085)
*) Includes revaluation of investment properties	$—	$(20,140)	$—	$(20,000)	$(54,965)

(1)    The company holds 60% of Pacific Oak SOR SREF III 110 William, LLC.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (Cont.)

353 Sacramento Joint Venture:

The Company does not attach the financial statements of Pacific Oak SOR Acquisition XXIX, LLC (353 Sacramento Street), since its reports are insignificant to the Company's financial statements and do not add more information to the contained below:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	June 30,			December 31,
	2021	2020		2020
	Unaudited			Audited
	U.S. dollars in thousands
Current assets	$10,952	$6,823		$7,484
Non-current assets (investment property)	243,497	273,455		250,600
Current liabilities	112,747	6,204	*)	113,228
Non-current liabilities	1,754	117,222	*)	1,754

Equity	139,948	156,852		143,102

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$80,899	$86,674		$82,119

*) As a result of the early adoption of the IAS 1 amendment, applied retrospectively, resulted in the reclassification of $115.4 million as of June 30, 2020 for the 353 Sacramento Street Mortgage Loan from current liabilities to long term liabilities.

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Revenues	$10,594	$9,964	$5,366	$5,212	$20,282
Gross profit	6,001	6,967	3,064	3,648	13,909
Operating (loss) profit *)	(2,312)	6,770	3,064	3,648	(10,539)
Net (loss) profit *)	(4,052)	4,426	2,193	2,626	(14,827)
Share of (loss) profit from joint venture (Based on the waterfall mechanism)	(2,120)	2,506	1,185	1,480	(7,551)
*) Includes revaluation of investment properties	$(8,313)	$(197)	$—	$—	$(24,448)

(1)    The company holds 55% of Pacific Oak SOR Acquisition XXIX, LLC.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of June 30, 2021 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2020. The fair value of the debentures payable as of June 30, 2021 was approximately $275.2 million (897.2 million NIS).

As of June 30, 2021, the Company had a working capital shortfall, excluding held for sale, amounting to $77.9 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION
The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. Prior to November 2019, the Company had only one segment. The Company started recognizing three reporting segments beginning October 2020 consisting of strategic opportunistic properties, single-family homes and hotels. The selected financial information for the reporting segments as of and for the six and three months ended June 30, 2021 and 2020 and as of and the year ended December 31, 2020 is as follows (in thousands):

	June 30, 2021
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties (Including held for sale)	$1,341,912	$223,476	$—	$1,565,388
Property plant and equipment - hotels, net	$—	$—	$134,770	$134,770
Total assets	$1,801,316	$243,246	$149,887	$2,194,449
Total liabilities	$980,811	$140,100	$89,226	$1,210,137

	Six months ended June 30, 2021
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$57,278	$11,121	$12,424	$80,823
Gross profit	$29,906	$5,334	$3,193	$38,433
Finance expenses	$14,644	$3,448	$2,980	$21,072

	Three months ended June 30, 2021
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$28,752	$5,649	$9,849	$44,250
Gross profit	$14,944	$2,769	$4,008	$21,721
Finance expenses	$7,527	$1,882	$1,500	$10,909

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION (cont.)

	June 30, 2020
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$937,111	$127,768	$—	$1,064,879
Property plant and equipment - hotels, net	$—	$—	$—	$—
Total assets	$1,354,226	$132,738	$—	$1,486,964
Total liabilities	$677,953	$90,315	$—	$768,268

	Six months ended June 30, 2020
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$39,994	$6,103	$—	$46,097
Gross profit	$21,332	$2,868	$—	$24,200
Finance expenses	$11,226	$2,153	$—	$13,379

	Three months ended June 30, 2020
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$19,814	$3,196	$—	$23,010
Gross profit	$10,681	$1,627	$—	$12,308
Finance expenses	$5,171	$1,047	$—	$6,218

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION (cont.)

	December 31, 2020
	Audited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$1,383,802	$218,131	$—	$1,601,933
Property plant and equipment - hotels, net	$—	$—	$136,262	$136,262
Total assets	$1,772,688	$228,408	$150,846	$2,151,942
Total liabilities	$962,118	$130,957	$93,220	$1,186,295

	Year ended December 31, 2020
	Audited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$88,188	$17,017	$3,718	$108,923
Gross profit (loss)	$45,195	$8,217	$(118)	$53,294
Finance expenses	$23,450	$5,171	$1,505	$30,126

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Series A Debentures
On March 1, 2021, the Company paid the third principal installment payment of 194.0 million Israeli new Shekels (approximately $58.9 million as of March 1, 2021).

On March 4, 2021 the Company issued debentures (series A) in the amount of 250.0 million NIS par value through a private placement. The debentures were issued at a 1.9% discount resulting in total consideration of 245.3 million NIS ($74.2 million as of March 4, 2021). The additional debentures shall have an equal level of security, pari passu, amongst themselves and between them and the debentures (Series A), which were initially issued, without any right of precedence or preference between any of them.
Series B Debentures
On February 16, 2020, the Company issued 254.1 million Israeli new Shekels (approximately $74.1 million as of February 16, 2020) of Series B debentures to Israeli investors pursuant to a public offering registered with the Israel Securities Authority. The Series B Debentures bears interest at the rate of 3.93% per year. The first interest payment was on July 31, 2020 and subsequent payments are on January 31st and July 31st of each year from 2021 to 2026. The aggregate offering costs were approximately $2.2 million and the effective interest rate is approximately 4.5%. The Series B Debentures have principal installment payments equal to 33.33% of the face amount of the Series B Debentures on January 31st of each year from 2024 to 2026.
The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of June 30, 2021, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of June 30, 2021 was $949.1 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 54%; (iii) the Adjusted NOI was $90.3 million for the trailing twelve months ended June 30, 2021; and (iv) the consolidated scope of projects was $0 as of June 30, 2021.
Park Highlands Sale
On June 3, 2021, the Company sold approximately 193 developable acres of Park Highlands undeveloped land for an aggregate sales price, net of closing credits, costs and deferred profit, of $46.6 million. The purchasers are not affiliated with the Company or the Advisor.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the consolidated financial statements are issued.

City Tower Disposition

On July 27, 2021, the Company, through an indirect wholly owned subsidiary, sold City Tower, which was classified as held for sale as of June 30, 2021, to a purchaser unaffiliated with the Company or the Advisor, for $150.5 million, before closing costs and credits. The Company repaid $98.1 million of the outstanding principal balance due under the mortgage loan secured by the property.

Dividend Approval

On August 5, 2021, the Company’s board of directors approved a distribution of dividend in the amount of $30.0 million to the Owner.

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